UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 24, 2018

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)
The matters that were voted upon at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of Employer Holdings, Inc. (the “Company”), and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.
(b)
At the 2018 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for director; (ii) approved, on an advisory (non-binding) basis, the Company’s executive compensation; (iii) approved an amendment to the Amended and Restated Articles of Incorporation to declassify the Board of Directors; (iv) approved amendments to the Amended and Restated Articles of Incorporation to allow Stockholder amendments to the Bylaws and other immaterial amendments; and (v) ratified the appointment of Ernst & Young LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2018.

1.	Election of two directors to serve until the 2021 Annual Meeting of Stockholders:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Valerie R. Glenn	23,637,799	178,562	30,236	1,989,569
Prasanna G. Dhoré	23,688,948	127,137	30,512	1,989,569

2.	Advisory (non-binding) vote approving the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,092,680	727,039	26,878	1,989,569
3A.    To approve the amendment to declassify the Board of Directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,692,139	112,878	41,580	1,989,569
3B.    To approve the amendments on amending the Bylaws and other amendments:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,692,956	112,146	41,495	1,989,569
4. Ratification of the appointment of Ernst &Young LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,611,053	205,039	20,074	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 25, 2018	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel